AMENDMENT NUMBER SEVEN

to the

MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,

dated as of November 1, 2001,

between

UBS REAL ESTATE SECURITIES INC.

and

COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER SEVEN (this “Amendment Number Seven”) is made as of August 1, 2006, between Countrywide Home Loans, Inc., (the “Seller”) and UBS Real Estate Securities Inc. (the “Purchaser”), to the Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) between the Purchaser and the Seller.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment Number Seven.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2.

Amendments.  Effective as of August 1, 2006, the Agreement is hereby amended as follows:

(A)

Section 1 of the Agreement is hereby amended by adding the following definitions:

Negative Amortization:  The portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Option ARM Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Option ARM Mortgage Loan.

Option ARM Mortgage Loan:  An Adjustable Rate Mortgage Loan which (i) provides the Mortgagor with multiple Monthly Payment options and (ii) may result in Negative Amortization.

Payment Adjustment Date:  With respect to each Option ARM Mortgage Loan, the date on which the Monthly Payment shall be adjusted.

(B)

The definition of Stated Principal Balance in Section 1 of the Agreement is hereby amended by inserting the phrase “, plus (iii) with respect to an Option ARM Mortgage Loan, the amount of any Negative Amortization that has accumulated on such Option ARM Mortgage Loan as of the Cut-off Date” at the end thereof.

(C)

Subsection 7.02(xvi) of the Agreement is hereby amended by deleting the subsection in its entirety and replacing it with the following:

The Mortgage Loan is covered by an ALTA lender’s title insurance policy including all applicable endorsements acceptable to FNMA or FHLMC, issued by a Qualified Insurer, insuring (subject to the exceptions contained in (x)(a), (b) and (c) above) the Company, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan is an Option ARM Mortgage Loan which provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage Note), and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate, Monthly Payment and, with respect to an Option ARM Mortgage Loan which provides for Negative Amortization, the Negative Amortization provisions of the Mortgage Note.

(D)

Subsection 7.02(xx) of the Agreement is hereby amended by deleting the following sentences:

The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of no more than 30 years.  Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first and fifth anniversary of the origination of the Mortgage Loan.  No Mortgage Loan has a provision for negative amortization.

(E)

Subsection 7.02(xx) of the Agreement is hereby amended by inserting the following at the end thereof:

Except for an IO Mortgage Loan or any Option ARM Mortgage Loan, principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  The Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Option ARM Mortgage Loan, the related Mortgage Note requires Monthly Payments that, on the date the Option ARM Mortgage Loan is recast (“Recast Date”), shall be sufficient to fully amortize the outstanding principal balance (including any Negative Amortization) through the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate .  The Index for each Adjustable Rate Loan is as defined in the related Confirmation and set forth in the related Loan Schedule.  No Mortgage Loan (other than a Forty-Year Mortgage Loan) has an original term of maturity over 40 years.  Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first and fifth anniversary of the origination of the Mortgage Loan.  With respect to each Mortgage Loan which is not an Option ARM Mortgage Loan, the Mortgage Note does not permit Negative Amortization.

(F)

Subsection 7.02(xxxi) of the Agreement is hereby amended by inserting the following sentence immediately following the first sentence of such subsection:

With respect to each Option ARM Mortgage Loan which allows Negative Amortization, the Primary Mortgage Insurance Policy, if any, contains provisions to cover the potential Negative Amortization of such Option ARM Mortgage Loan.

(G)

Subsection 7.02(xxxi) of the Agreement is hereby amended by inserting the following sentence at the end thereof:

With respect to each Mortgage Loan, the Loan-to-Value Ratio at origination did not exceed 100%;

(H)

Subsection 7.02(xxxv) of the Agreement is hereby amended by inserting the phrase “With respect to each Mortgage Loan other than an Option ARM Mortgage Loan,” at the beginning of the third sentence thereof.

(I)

Subsection 7.02(l) of the Agreement is hereby deleted in its entirety.

(J)

Subsection 7.02(liv) of the Agreement is hereby amended by deleting the word “that” in the last clause thereof and replacing such word with the phrase “which miscellaneous fees and charges”.

(K)

Subsection 7.02(lvi) of the Agreement is hereby amended by (i) deleting the phrase “mathematical principles which relate” and replacing such phrase with the phrase “criteria such as”; and (ii) inserting the word “solely” immediately following the phrase “does not rely” in the first sentence thereof.

SECTION 3.  Limited Effect. Except as expressly amended and modified by this Amendment Number Seven, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Seven need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW.  THIS AMENDMENT NUMBER SEVEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5.  Counterparts.  This Amendment Number Seven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment  Number Seven to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: